UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14A-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☑        Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

Diebold Nixdorf, Incorporated

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

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DIEBOLD NIXDORF, INCORPORATED

350 ORCHARD AVENUE NE

NORTH CANTON, OH 44720

V61972-P26228

Your Vote Counts!

DIEBOLD NIXDORF, INCORPORATED

2025 Annual Meeting

Vote by April 29, 2025

11:59 PM ET

You invested in DIEBOLD NIXDORF, INCORPORATED and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on April 30, 2025.

Get informed before you vote

View the Stockholder Materials online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 16, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote Virtually at the Meeting*
Point your camera here and	April 30, 2025
vote without entering a	8:00 a.m., Eastern Standard Time
control number
Virtually at:
www.virtualshareholdermeeting.com/DBD2025

*Please check the meeting materials for any special requirements for meeting attendance.

 Vote at www.ProxyVote.com

 THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Directors

Nominees:

1a.	Arthur F. Anton	For

1b.	Patrick J. Byrne	For

1c.	Matthew J. Espe	For

1d.	Mark Gross	For

1e.	Maura A. Markus	For

1f.	Octavio Marquez	For

1g.	David H. Naemura	For

1h.	Dr. Colin J. Parris	For

2.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2025.	For

3.	To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

V61973-P26228